UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 15, 2019, the Board of Directors of GWG Holdings, Inc. (the "Company"), based on the recommendation of management and the Audit Committee after discussion with the Company's accounting consultants and independent registered public accounting firm, determined that the Company will restate its previously issued unaudited quarterly financial statements for the three and nine months ended September 30, 2018 and therefore such unaudited quarterly financial statements should not be relied upon. Similarly, related press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon.

Impact on Previously Reported Periods

The following tables highlight the impact to the Company’s previously reported Balance Sheet, Statement of Operations and debt coverage ratio for the Third Quarter and Nine Months Ended September 30, 2019. There is no impact to the Company’s originally reported net loss attributable to common stockholders or stockholders’ equity. Likewise, there is no impact to the Company’s originally reported portfolio of life insurance policies.

Impacts of restatement – The effects of the restatement on the line items within the Company’s condensed consolidated balance sheet as of September 30, 2018 are as follows:

	As
	originally
	reported	Adjustments	As restated
ASSETS:
Financing receivable from affiliate	$-	$366,871,000	$366,871,000
Equity method investment	-	42,069,000	42,069,000
Other assets	13,022,000	(3,185,000)	9,837,000
Total assets	935,907,000	405,755,000	1,341,662,000

LIABILITIES:
Seller Trust L Bonds	$-	$403,235,000	$403,235,000
Interest and dividends payable	16,228,000	2,520,000	18,748,000
Total liabilities	754,749,000	405,755,000	1,160,504,000

The effects of the restatement on the line items within the Company’s condensed consolidated statements of operations for the three and nine months ended September 30, 2018 are as follows:

	Three months ended September 30, 2018			Nine months ended September 30, 2018
	As			As
	originally			originally
	reported	Adjustments	As restated	reported	Adjustments	As restated
Interest and other income	$931,000	$4,285,000	$5,216,000	$2,579,000	$4,285,000	$6,864,000
Interest expense	17,515,000	4,285,000	21,800,000	50,726,000	4,285,000	55,011,000
Net Loss	(10,522,000)	-	(10,522,000)	(19,758,000)	-	(19,758,000)

The effects of the restatement on the Company’s debt coverage ratio as of September 30, 2018 are as follows:

	As
	originally
	reported	Adjustments	As restated

Life insurance portfolio policy benefits	$1,961,598,000	$-	$1,961,598,000
Discount rate of future cash flows (1)	7.84%	-	7.84%
Net present value of life insurance portfolio policy benefits	$896,903,000	$-	$896,903,000
Cash and cash equivalents	120,943,000	-	120,943,000
Life insurance policy benefits receivable	10,473,000	-	10,473,000
Other assets (2)	13,022,000	405,755,000	418,777,000
Total Coverage	$1,041,341,000	$405,755,000	$1,447,096,000

Senior credit facility with LNV Corporation	$171,964,000	$-	$171,964,000
L Bonds and Seller Trust L Bonds	586,063,000	403,235,000	989,298,000
Total Indebtedness	$758,027,000	$403,235,000	$1,161,262,000

Debt Coverage Ratio	72.79%		80.25%

(1) Weighted-average interest rate paid on indebtedness, exclusive of the Seller Trust L Bonds.

(2) The Total Coverage amount as of September 30, 2018 includes “other assets” of the Company as reflected on its most recently available balance sheet prepared in accordance with U. S. Generally Accepted Accounting Principles (“GAAP”).

Background

On January 12, 2018, the Company and its wholly owned subsidiary GWG Life, LLC (“GWG Life”) entered into a Master Exchange Agreement with The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), MHT Financial SPV, LLC, a Delaware limited liability company (“MHT SPV”), and various related trusts (the “Seller Trusts”), as amended and restated on January 18, 2018 with effect from January 12, 2018, and as further amended by the First Amendment to Master Exchange Agreement and Second Amendment to Master Exchange Agreement (as amended, the “Master Exchange Agreement”). Under the Master Exchange Agreement, the Company, on the one hand, and any of Beneficient, MHT SPV or the Seller Trusts, on the other hand, could terminate the Master Exchange Agreement prior to the closing under certain circumstances, including if the conditions to closing of the transaction had not been fulfilled by June 30, 2018 (the “Closing Conditions Date”). On March 30, 2018 and June 29, 2018, the Company, Beneficient, MHT SPV, and the Seller Trusts entered into First and Second Amendments, respectively, to the Master Exchange Agreement pursuant to which the Closing Conditions Date was ultimately extended to July 30, 2018. The material terms and conditions of the Master Exchange Agreement were described in the Company’s Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission on January 18, 2018.

On August 10, 2018, the Company, Beneficient, MHT SPV, and the Seller Trusts entered into a Third Amendment to Master Exchange Agreement. Pursuant to the Third Amendment, the parties agreed to consummate the transactions contemplated by the Master Exchange Agreement in two closings (the “Beneficient Transaction”). The Third Amendment also generally deleted MHT SPV as a party to the Master Exchange Agreement.

The first closing (the “Initial Transfer”) occurred on August 10, 2018.

The second closing (“Final Closing”) occurred on December 28, 2018.

The Company received conflicting accounting guidance interpretation from multiple national public accounting firms regarding the accounting for the assets and liabilities exchanged in the Initial Transfer. Given the uncertainty of a Final Closing event and the fact that, under the Supplemental Indenture governing the Seller Trust L Bonds, the Company could use the assets received in the Initial Transfer to satisfy the Seller Trust L Bonds which we issued at the Initial Transfer (in the event a Final Closing did not occur by January 31, 2019, the “Unwind”). Accordingly, the Company decided – after discussion with its independent registered public accounting firm – not to recognize the assets and liabilities exchanged in the Initial Transfer that were subject to the Unwind. This position was confirmed in the required communications to the Company’s Audit Committee by our independent registered public accounting firm. The Company did, however, provide a detailed description of the Initial Transfer, all of the instruments exchanged at the Initial Transfer, and the non-recognition treatment chosen in the footnotes to its Q3 2018 Form 10-Q.

In connection with the preparation of its Annual Report on Form 10-K for the year ended December 31, 2018, the Company sought “pre-clearance” from the staff of the Securities and Exchange Commission (“SEC” or “Staff”) regarding two elements of the Beneficient Transaction, including whether the two transaction events should be accounted for as a single transaction as of the Final Closing. After discussions between the Company, its independent registered public accounting firm and the Staff, the Staff expressed its view that the Company should record the two transaction events separately. The Company then analyzed the error and the impact of the misstatement on the Form 10-Q for the quarter ended September 30, 2018 with its independent registered public accounting firm. The conclusion of that analysis is what led the Company’s Audit Committee to conclude that the Company will need to restate its previously issued unaudited quarterly financial statements for the three and nine months ended September 30, 2018. The Company will file an amended Quarterly Report on Form 10-Q for the period ended September 30, 2018 to amend and restate its financial statements as soon as practicable.

In light of the restatement, the Company expects to report in its Annual Report on Form 10-K for the year ended December 31, 2018 a material weakness in internal controls regarding the application of generally accepted accounting principles to material complex non-routine transactions. Additional information regarding the material weakness and the Company’s efforts to remediate the material weakness are expected to be contained in the Annual Report on Form 10-K for the year ended December 31, 2018.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors and Executive Officer

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference. As discussed in Item 8.01, the Purchase Agreement (as defined below) contemplates that in connection with the closing of the Proposed Transactions (as defined below) and subject to the occurrence thereof, (i) the Company’s bylaws will be amended to increase the maximum number of directors of the Company from nine to 13, (ii) each current member of the Board of Directors of the Company will resign as a director of the Company, (iii) up to 13 individuals designated by Beneficient will be appointed as directors of the Company, (iv) Jon R. Sabes will resign from any current officer position he holds with the Company or any of its subsidiaries, other than his position as Chief Executive Officer of the Company’s technology focused wholly-owned subsidiaries, Life Epigenetics, Inc. (“Life Epigenetics”) and youSurance General Agency, LLC (“youSurance”), (v) Murray Holland, a trust advisor of the Seller Trusts, will be appointed as interim Chief Executive Officer of the Company and (vi) Steven F. Sabes will resign from any current officer position he holds with the Company or any of its subsidiaries, except as Chief Operating Officer of Life Epigenetics.

The resignations of Messrs. Jon and Steven Sabes will include a full waiver and forfeit of (i) any severance that may be payable by the Company or any of its subsidiaries in connection with such resignations or the Proposed Transactions and (ii) all equity awards of the Company currently held by either of them.

Item 8.01	Other Events.

Proposed Transactions

On April 15, 2019, Jon R. Sabes, the Company’s Chief Executive Officer and a director, and Steven F. Sabes, the Company’s Executive Vice President and a director, entered into a Purchase and Contribution Agreement (the “Purchase Agreement”) with, among others, Beneficient.  Pursuant to the Purchase Agreement, Messrs. Jon and Steven Sabes have agreed to sell and transfer all of the shares of the Company’s common stock held directly and indirectly by them and their immediate family members (approximately 12% of the Company’s outstanding common stock in the aggregate). Specifically, Messrs. Jon and Steven Sabes have agreed to (i) sell in aggregate 2,500,000 shares of Company common stock to a subsidiary of Beneficient for $25,000,000 in cash and (ii) contribute the remaining 1,452,155 shares of Company common stock to a limited liability company (“SPV”) owned by certain of Beneficient’s founders, including Brad K. Heppner (Beneficient’s Chief Executive Officer and Chairman) and Thomas O. Hicks (one of Beneficient’s current directors), in exchange for certain equity interests in the SPV.

Also pursuant to the Purchase Agreement, Jon R. Sabes has agreed to resign as an officer and director of the Company and is expected to be appointed Chief Executive Officer of the Company’s technology focused wholly-owned subsidiaries, Life Epigenetics and youSurance. Steven F. Sabes has also agreed to resign as an officer and director of the Company pursuant to the Purchase Agreement and is expected to be appointed the Chief Operating Officer of Life Epigenetics. The resignations of Messrs. Jon and Steven Sabes will include a full waiver and forfeit of (i) any severance that may be payable by the Company or any of its subsidiaries in connection with such resignations or the Proposed Transactions and (ii) all equity awards of the Company currently held by either of them. The consummation of the transactions contemplated by the Purchase Agreement are referred to herein as the “Proposed Transactions.”

In addition, the Purchase Agreement contemplates that the Company will enter into performance share unit agreements to be granted under the Company’s 2013 Stock Incentive Plan with certain employees of the Company pursuant to which such employees will receive a bonus under certain terms and conditions, including, among others, that the Proposed Transactions be consummated and that such employees remain employed by the Company or one of its subsidiaries (or, if no longer employed, such employment was terminated by the Company other than for cause, as such term is defined in the performance share unit agreement) from the closing of the Purchase Agreement through the date that is 120 days following the closing of the Purchase Agreement. The form of performance share unit agreement is being filed as Exhibit 10.1 to this report.

The Purchase Agreement contemplates that after completion of the Proposed Transactions, the parties will seek to enter into an agreement pursuant to which the Company will have the right to appoint a majority of the board of directors of the general partner of Beneficient, resulting in the Company and Beneficient being under common control. The Company and Beneficient will also seek to enter into a joint venture agreement pursuant to which the Company will offer and distribute (through a FINRA registered managing broker-dealer) Beneficient’s and its subsidiaries’ liquidity products and services. The Company and Beneficient intend to reduce capital allocated to life insurance assets while they cooperate to build a larger diversified portfolio of alternative assets investment product portfolios. The parties have also agreed to seek to cause the appointment of Mr. Holland as interim Chief Executive Officer of the Company.

The Company is not a party to the Purchase Agreement. However, as described below, the Proposed Transactions are subject to certain conditions that are dependent upon the Company taking, or refraining from taking, certain actions and, as described below, the Board of Directors of the Company, acting through a special committee, has approved the Proposed Transactions and the actions required to be taken by the Company with respect to such Proposed Transactions.

Formation of Special Committee of Board of Directors

The Company formed a special committee comprised of all of its independent directors to act on behalf of the Company in connection with the Proposed Transactions. The special committee has the full power and authority of the Board of Directors to take any and all actions on behalf of the Board of Directors as it deems necessary to evaluate and negotiate the Proposed Transactions.

The special committee retained McGuireWoods LLP as its legal counsel and Houlihan Lokey Capital, Inc. as its financial advisor, to assist in its review and evaluation of the Proposed Transactions. The Company separately retained Mayer Brown LLP and Maslon LLP as its legal counsel in connection with the Proposed Transactions.

The special committee has evaluated the Proposed Transactions and, in consultation with its outside legal and financial advisors, has unanimously concluded that it is in the best interest of the Company to consent to the consummation of the Proposed Transactions.

Conditions Precedent to the Proposed Transactions

The Proposed Transactions are subject to various conditions, including conditions that are dependent on the Company taking certain affirmative actions.  These affirmative actions include:

●	Effective as of the closing of the Proposed Transactions, amending the Company’s bylaws to provide for up to 13 directors;

●	Effective as of the closing of the Proposed Transactions, each current member of the Board of Directors of the Company resigning as a director of the Company;

●	Effective as of the closing of the Proposed Transactions, appointing to the Company’s Board of Directors up to 13 persons identified by an affiliate of Beneficient, subject to the filing of an information statement on Schedule 14F-1 pursuant to Section 14(f) of the Securities Exchange Act of 1934 with respect to such nominees;

●	Terminating the Stockholders Agreement, dated as of December 27, 2018, by and among the Company and the Seller Trusts; and

●	The Company having (i) at least $145,000,000 in unrestricted cash or (ii) at least (A) $140,000,000 in unrestricted cash and (B) $5,000,000 in restricted cash.

Consummation of the Purchase Agreement is also subject to various conditions that are dependent on the Company refraining from taking certain actions prior to closing, including:

●	Amending any of the Company’s organizational documents (other than to amend the Company’s bylaws to provide for up to 13 directors);

●	Directly or indirectly acquiring or agreeing to acquire in any transaction (including by merger, consolidation or acquisition of stock or assets) the equity interest in any entity or division or business of any entity or the properties or assets of any person or entity, other than acquiring insurance policies in the ordinary course of the Company’s business;

●	Declaring, setting aside, making or paying any dividend or other distribution, whether payable in cash, stock, property or otherwise, in respect of the equity securities of the Company or any of its subsidiaries, other than dividends (i) by any direct or indirect subsidiary of the Company only to the Company or any wholly owned subsidiary of the Company in the ordinary course of business consistent with past practice or (ii) to the Company’s Redeemable Preferred Stock or to its Series 2 Redeemable Preferred Stock; in each case, to the extent required pursuant to the applicable certificate of designations as in effect as of the date of the Purchase Agreement;

●	Selling, pledging, disposing of, transferring, abandoning, allowing to lapse or expire, leasing, licensing, mortgaging or otherwise encumbering or subjecting to any lien (including pursuant to a sale-leaseback transaction or an asset securitization transaction), any properties, rights or assets of the Company or any of its subsidiaries, other than to (i) Bank of Utah (in its capacity as trustee under that certain Amended and Restated Pledge and Security Agreement, dated as of October 2, 2017, by and among the Company, GWG Life, LLC, Messrs. Jon and Steven Sabes and the Bank of Utah) or (ii) LNV Corporation as lender under the Amended and Restated Loan and Security Agreement, dated as of September 27, 2017, by and among, GWG DLP Funding IV, LLC, CLMG Corp. and LNV Corporation;

●	(i) issuing, delivering, selling, granting, disposing of, pledging or otherwise encumbering any shares of capital stock of any class or any other ownership interest of the Company or any of its subsidiaries, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire such securities, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, any such securities, other than any issuances solely upon the exercise or settlement of outstanding equity awards issued under compensation plans that are outstanding on the date of the Purchase Agreement in accordance with their terms as of the date of the Purchase Agreement, (ii) adjusting, splitting, combining, subdividing or reclassifying any securities of GWG, or (iii) entering into any contract, agreement or understanding with respect to the sale, voting, registration or repurchase of securities of the Company or any of its subsidiaries;

●	(i) increasing in any manner the compensation of any of the Company’s directors or officers or entering into, establishing, amending or terminating, or increasing any compensation or benefits under, any employment, consulting, compensation or benefit plan, policy, agreement, trust, fund or arrangement with, for or in respect of, any director or officer, other than retention, severance or employment agreements with management or other employees of the Company as approved by the Compensation Committee of the Board of Directors of each of the Company and Beneficient, (ii) paying any severance or other bonus to Messrs. Jon or Steven Sabes in connection with their resignations from their positions with the Company or the consummation of the Proposed Transactions, or (iii) deeming the transactions contemplated by this Agreement to be a Sale Transaction (as that term is defined in the Company’s 2013 Equity Incentive Plan)

●	Amending any material contract that the Company previously filed as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933 or entering into any contract, agreement or understanding that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933; and

●	Failing to file any forms, reports, schedules, registration statements, definitive proxy statements and other documents (including all exhibits) required to be filed by the Company with the Securities Exchange Commission, other than the Annual Report on Form 10-K for the year ended December 31, 2018, an amendment to the Current Report on Form 8-K filed on January 4, 2019 or any other document solely due to the failure of Beneficient or its subsidiaries to provide required information to the Company on a timely basis (which may not be timely delivered).

Risk Factors relating to the Proposed Transactions

Below are certain risk factors related to the Proposed Transactions.

Because the Proposed Transactions contemplate that the Company will terminate the Stockholders Agreement with the Seller Trusts, following the completion of the Proposed Transactions, the Seller Trusts, which hold approximately 82% of our outstanding voting securities, will obtain voting control over the Company.

According to their most recent Schedule 13D filing, the Seller Trusts hold approximately 82% of our outstanding voting securities. Pursuant to the Stockholders Agreement entered into in December 2018, the Seller Trusts agreed to vote all of their shares of Company common stock in proportion with the votes cast by all other holders of the Company’s common stock and agreed to certain other standstill arrangements. Following the Proposed Transactions, the Seller Trusts will be entitled to full voting rights with respect to the shares of Company common stock they own and will be entitled to cast a majority of the votes on all matters requiring stockholder votes, including: the election of directors; mergers, consolidations, acquisitions, joint ventures and other strategic transactions; the sale of all or substantially all of our assets and other decisions affecting our capital structure; amendments to our Certificate of Incorporation or our bylaws; and our winding up and dissolution.  This will effectively transfer voting control over the Company to the Seller Trusts from Messrs. Jon and Steven Sabes, who currently hold a majority of our outstanding common stock not held by the Seller Trusts. Such concentrated ownership following the Proposed Transactions will also enable the Seller Trusts to exert significant influence over all of our corporate activities. This concentration of ownership may delay, deter or prevent acts that would be favored by our other stockholders. The interests of the Seller Trusts may not always coincide with our interests or the interests of our other stockholders. This concentration of ownership may also have the effect of delaying, preventing or deterring a change in control of the Company. Also, the Seller Trusts may seek to cause us to take courses of action that, in their judgments, could enhance their investments in us, but which might involve risks to our other stockholders or adversely affect us or our other stockholders. As a result, the market price of our shares could decline or stockholders might not receive a premium over the then-current market price of our shares upon a change in control. In addition, this continued concentration of share ownership, albeit in new hands, may adversely affect the trading price of our shares because prospective investors may perceive disadvantages in owning shares in a company with such significant stockholders.

Failure to effectively transition the management and oversight roles served by our current executives and our Board of Directors may materially disrupt our business operations.

We have been heavily reliant upon the service of Jon R. Sabes as our Chief Executive Officer. Because the Proposed Transactions contemplate that Mr. Sabes would step down from this position, it will be vital to ensure a successful transition of Mr. Sabes’ roles, responsibilities and leadership to his successor if the Proposed Transactions are consummated.  A failure to effectively transition to a new Chief Executive Officer could be materially disruptive to our business operations and have a material adverse effect on such operations and our financial results. The Proposed Transactions further contemplate a complete reconstitution of our board of directors, which may negatively impact the continuity and stability of our company and our business.

The Proposed Transactions may not be completed.

The consummation of the transactions contemplated by the Purchase Agreement is subject to various conditions.  Because we are not a party to the Purchase Agreement, we have no control over when and if certain of the conditions will be satisfied, or whether the parties may waive them.  Although we anticipate that the Proposed Transactions will be completed in late April, there can be no assurance that it will be completed on this timeframe or at all. If the Proposed Transactions are not completed for any reason, the anticipated benefits of the Proposed Transactions may not be realized. Further, the price of our common stock may decline to the extent that the current market price reflects an assumption that the Proposed Transactions will be completed.

Annual Report on Form 10-K; Amendment to Current Report on Form 8-K

On April 2, 2019, the Company filed with the Securities and Exchange Commission a Notification of Late Filing pursuant to Rule 12b-25 of the Securities Exchange Act of 1934 indicating that it expected to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 no later than April 16, 2019, which is the fifteenth calendar day following the prescribed due date of such filing. As a result of the accounting for certain assets and liabilities exchanged in the 2018 Beneficient Transaction and Beneficient’s on-going financial statement audit, the Company does not expect to file its Annual Report on Form 10-K for the year ended December 31, 2018 within such extension period. For similar reasons, the Company has not yet filed an amendment to its Current Report on Form 8-K disclosing the completion of the 2018 Beneficient Transaction, initially filed on January 4, 2019, to include the requisite historical financial statements of Beneficient and pro forma financial information. The Company is working diligently to complete its Annual Report on Form 10-K and the amendment to such Current Report on Form 8-K and expects to file these reports as soon as practicable.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements. The words “believe,” “could,” “possibly,” “probably,” “anticipate,” “estimate,” “project,” “expect,” “may,” “will,” “should,” “seek,” “intend,” “plan,” “expect,” or “consider” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from such statements, including, but not limited to the risks that the Proposed Transaction may not be completed on the expected timeframe or at all, the Company may not realize the anticipated benefits of the Proposed Transactions, and the Company filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and/or the amendment to its Current Report on Form 8-K disclosing the completion of the2018 Beneficient Transaction may be delayed beyond the timeframe currently anticipated, as well as the other risks set forth in the Company’s filings with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. The Company bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Performance Share Unit Agreement under the 2013 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: April 16, 2019	By:	/s/ William Acheson
William Acheson Chief Financial Officer